FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-4
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-4, on April 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated June 28, 1999, between and among Structured Asset Mortgage Investments Trust, as Issuer, Bankers Trust Company of California, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicers.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.34) April 25, 2002 - Information on Distribution to
                                       Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   May 14, 2002                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.34)            April 25, 2002 - Information on
                        Distribution to Certificateholders






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



              April 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.34
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-4




                Principal Amt.
                 Outstanding                                                                          Ending
 Certificate       Prior to       Interest       Interest        Principal           Total          Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
      R     $            0       7.25000%   $            0    $           0    $            0  $              0
     A-1     33,671,814.37       7.25000%       203,433.88     4,573,071.67      4,776,505.55     29,098,742.70
     A-2     49,650,455.00       7.25000%       299,971.49                0        299,971.49     49,650,455.00
     A-3      7,062,069.26       7.25000%        42,666.67     1,236,941.59      1,279,608.26      5,825,127.67
     A-4      8,257,000.00       7.25000%        49,886.04                0         49,886.04      8,257,000.00
     A-5      2,234,638.00       7.25000%        13,500.94                0         13,500.94      2,234,638.00
     A-6      1,000,000.00       7.25000%         6,041.67                0          6,041.67      1,000,000.00
     A-7      1,000,000.00       7.25000%         6,041.67                0          6,041.67      1,000,000.00
      P         232,710.96       0.00000%                0           575.94            575.94        232,135.03
     X-1                 0       0.93125%        45,591.85                0         45,591.85                 0
     X-2                 0       1.00465%        53,321.52                0         53,321.52                 0
     B-1     10,164,812.82       7.25000%        61,412.41         9,426.93         70,839.34     10,155,385.89
     B-2      4,305,185.46       7.25000%        26,010.50         3,992.66         30,003.16      4,301,192.79
     B-3      2,511,268.87       7.25000%        15,172.25         2,328.97         17,501.22      2,508,939.89
     B-4      1,434,996.86       7.25000%         8,669.77         1,330.83         10,000.60      1,433,666.04
     B-5        902,871.02       7.25000%         5,454.85           836.73          6,291.58        748,932.69
     B-6                 0       7.25000%                0                0                 0                 0
      R                  0       7.25000%                0                0                 0                 0

           $122,427,822.62                  $   837,175.52   $ 5,828,505.32    $ 6,665,680.84   $116,446,215.70

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